UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2026

VIVOS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53497	80-0138937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 N Center Parkway Kennewick, WA	99352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 736-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2026, the Company entered into a Stock Purchase and Exchange Agreement (the “Exchange Agreement”), with a member of its Board of Directors (the “Director”). Pursuant to the Exchange Agreement, the Director agreed to (i) purchase 250,000 shares of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred”), for a purchase price of $250,000 and (ii) exchange 385,302 shares of the Company’s Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred”), held by the Director for 385,302 shares Series D Preferred (the “Share Exchange”). The Exchange Agreement contains representations, warranties, and covenants of the Company and the Director that are customary for similar transactions. The Share Exchange was consummated on October 7, 2026. Following the transaction described above there are no shares of Series C Preferred outstanding and there are 635,302 shares of Series D Preferred outstanding with a conversion price of $.08 per share.

The shares of Series D Preferred issued pursuant to the Exchange Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by the full text of such document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Cancellation of Series C Convertible Preferred Stock

On October 8, 2026, (the “Effective Date”), the Company filed a Certificate of Elimination of the Series C Convertible Preferred Stock (“the Certificate of Elimination”) with the Secretary of State of Delaware. The filing of the Certificate of Elimination was approved by the Company’s Board of Directors, and there were no shares of Series C Preferred outstanding on the Effective Date.

A copy of the Certificate of Elimination is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of Designations, Preferences, and Rights of Series C Convertible Preferred Stock
10.1	Stock Purchase and Exchange Agreement dated October 7, 2026, by and between Carl Cadwell and Vivos Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VIVOS INC.

Date: October 8, 2026	By:	/s/ Michael K. Korenko
	Name:	Michael K. Korenko
	Title:	Chief Executive Officer